UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 21, 2003
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                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

         Delaware                  001-31369                65-1051192
    ----------------              ------------          -------------------
    (State or other               (Commission             (IRS Employer
    jurisdiction of               File Number)          Identification No.)
    incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                          ----------------------------
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (973) 740-5000
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Item 5. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated January 21, 2003, reporting that the Board of Directors of CIT Group Inc. declared a dividend of $0.12 per share, payable on February 28, 2003 to holders of record on February 15, 2002. The press release is attached as Exhibit 99.1.

This Current Report on Form 8-K also includes as an exhibit a press release, dated January 21, 2003, reporting that the Board of Directors of CIT Group Inc. expanded the Board of Directors to eight members and appointed two new directors. The press release is attached as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

99.1 Press release issued by CIT Group Inc. on January 21, 2003 announcing the declaration of a dividend.

99.2 Press release issued by CIT Group Inc. on January 21, 2003 announcing the expansion of the Board of Directors to eight members and the appointment of two new directors.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CIT GROUP INC.
                                                --------------
                                                (Registrant)

                                                By: /s/ Joseph M. Leone
                                                    ----------------------------
                                                    Joseph M. Leone
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                                    (Principal Accounting and
                                                    Financial Officer)

Dated: January 23, 2003


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